Ohio National Fund, Inc.	June 21, 2019

ON S&P MidCap 400® Index Portfolio

Supplement to Summary Prospectus Dated May 1, 2019

Under the section “Management,” the information regarding Payal Gupta is added and the information regarding Michael Trotter and Manav Verma is deleted. The following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since December 19, 2016. Deane Gyllenhaal has been a Senior Portfolio Manager of the Portfolio since December 2016. Louis Bottari has been a Senior Portfolio Manager of the Portfolio since March 2018 and previously was a Portfolio Manager of the Portfolio since December 2016. Peter Matthew and Robert Regan have been Portfolio Managers of the Portfolio since December 2016. Dan Glenn has been a Portfolio Manager of the Portfolio since January 2019. Payal Gupta has been a Portfolio Manager of the Portfolio since June 2019.